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                                                                   Exhibit 10.17

                            SUBORDINATION AGREEMENT
                            -----------------------

     SUBORDINATION AGREEMENT, dated as of July 29, 1996 among VIEW TECH, INC.,
                                               --
a California corporation (together with its successors and assigns, the "Subordinated Creditor"), THE FIRST NATIONAL BANK OF BOSTON (the "Bank")
 ---------------------                                            ----
BANCBOSTON LEASING, THE INC.(the "Lessor" and together with the Bank, collectively, the"Lenders") and USTELECENTERS, INC., a corporation organized under the laws of Massachusetts(together with its successors and assigns, the "Borrower").
 --------

     The parties hereto agree as follows;

     SECTION 1.

     (a)  As used herein the following terms shall have the following meanings:

          "Collateral" shall have the meaning assigned to it in the Loan
           ----------
     Agreement.

          "Default" shall have the meaning assigned to it in the Loan Agreement.
           -------

          "Event of Default" shall have the meaning assigned to it in the Loan
           ----------------
     Agreement.

          "Forbearance Agreement" shall mean the Forbearance Agreement dated as
           ---------------------
     of June 14, 1995, as amended through a Fourth Amendment thereto, between the Borrower and the Bank, as the same may be further amended, amended and restated, modified, refinanced, extended or supplemented from time to time.

          "Loan Agreement" shall mean the Revolving Credit, Term Loan and
           --------------
     Security Agreement dated as of October 19, 1992, as amended through a Seventh Amendment thereto, between the Borrower and the Bank, as the same may be further amended, amended and restated, modified, refinanced, extended or supplemented from time to time.

          "Senior Credit Agreements" shall mean, collectively, the Loan
           ------------------------
     Agreement, the Forbearance Agreement and the equipment leases, rent schedules and agreements, as in effect from time to time, between the Lessor and the Borrower.

          "Senior Notes" shall mean, collectively, that Third Amended and
           ------------
     Restated Secured Revolving Credit Note dated as of June 3, 1996 and that First Amended and Restated Term Promissory Note dated as of June 3, 1996, and any other promissory note or notes of the Borrower outstanding from time to time under any Senior Credit Agreement.

          "Senior Obligations" shall mean (a) the principal amount of, and
           ------------------
     accrued interest on (including, without limitation, any interest which accrues after the commencement of and liabilities of the Borrower to any Lender now existing or hereafter incurred or created under any Senior Credit Agreement, and (c) all other indebtedness, obligations and liabilities of the Borrower to any Lender now existing or hereafter incurred or created.

          "Subordinated Note" shall mean the promissory note of the Borrower to
           -----------------
     the Subordinated Creditor originally dated as of July____, 1996, as the same may be amended, modified or supplemented from time to time.

          "Subordinated Obligations" shall mean (a) the principal amount of,
           ------------------------
     and accrued interest on (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower) the Subordinated Note, and (b) all other indebtedness, obligations and liabilities of the Borrower to the Subordinated Creditor now existing or hereafter incurred or created under the Subordinated Note.

          "Subordinated Security Agreement" shall mean the Security Agreement dated as of July______, 1996 between the Borrower and the Subordinated Creditor.

     (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of the Agreement, and section, subsection, schedule and exhibits reference are to this Agreement unless otherwise specified.

     SECTION 2.

     (a) The Subordinated Creditor agrees, for itself and each future holder of the Subordinated Obligations, that the Subordinated Obligations are, and hereafter will be, expressly subordinate and junior in right of payment (as defined in Section 2(b)) to all Senior Obligations.

     (b)  "Subordinated and junior in right of payment" shall mean that:

          (i) No part of the Subordinated Obligations shall have any claim to the assets of the Borrower on a parity with or prior to the claim of the Senior Obligations. Unless and until the Senior Obligations shall have been paid in full (A) the Subordinated Creditor will not, take, demand or receive, and the Borrower will not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment or (except pursuant to the Subordinated Security Agreement) security for the whole or any part of the Subordinated Obligations, and (B) the Subordinated Creditor will not, for any reason or under any circumstances, (a) accelerate the time for payment of any of the Subordinated Obligations, (b) commence or join in the commencement of any bankruptcy or insolvency proceeding against the Borrower or (c) commence or take any legal or other similar proceedings (whether at law, in equity, by arbitration or otherwise) against the Borrower to enforce any of the rights or remedies of the Subordinated Creditor against the Borrower, provided, that the Borrower may make, and the Subordinated
                   --------
     Creditor may receive, scheduled payments on account of accured interest on the Subordinated Note in accordance with the terms thereof (A) during the Forbearance Period (as defined in the Forbearance Agreement), so long as
     (i) no Default or Event of Default, other than the Existing Defaults (as defined in the Forbearance Agreement), shall have occurred and be continuing or would occur as a result of, or after giving effect to, such payment, and (ii) no default under or breach of the Forbearance Agreement by the Borrower shall have occurred and be continued or would occur as a result of, or after giving effect to, such payment; and (B) after expiration of the Forbearance Period (as defined in the Forbearance Agreement), so long as (i) no Default or Event of Default shall have occurred and be continuing or would occur as a result of, or after giving effect to, such payment and (ii) no default under or breach of the Forbearance Agreement by the Borrower shall have occurred and be continuing or would as a result of, or after giving effect to, such payment.

          (ii) In the event of any distribution, division or application, partial or complete, voluntary of involuntary, by operation of law or otherwise, of all or any substantial part of the property, assets or business of the Borrower or the proceeds thereof, to any creditor or creditors of the Borrower, or of any insolvency, bankruptcy, liquidation, reorganization or similar proceedings, or its assets, or any proceedings for the voluntary liquidation, dissolution or other winding-up of the Borrower, whether or not involving insolvency or bankruptcy proceedings, or that all amounts owing under any Senior Note have become, or have been declared to be, due and payable (and have not been paid in accordance with their terms), then and in any such event, and payment or distribution of any kind or character, whether in cash, property or securities which, but for the subordination provisions contained herein, would otherwise be payable or deliverable to the Subordinated Creditor upon or in respect of the Subordinated Obligations, shall instead to be paid over or delivered to the Lenders and shall promptly be applied (subject to applicable law) as a prepayment on account of the Senior Obligations, and the Subordinated Creditor shall not receive any such payment or distribution or any benefit therefrom unless and until the Senior Obligations shall have been paid in full.

     (c) For purposes of this Agreement, the phrase "paid in full" shall mean the indefeasible payment in full of the Senior Obligations in cash or cash equivalents.

     (d) Until all the Senior Obligations are paid in full, the Borrower will not make and the Subordinated Creditor will not receive any prepayment of principle in respect of the Subordinated Obligations.

     SECTION 3.

     (a) The Subordinated Creditor irrevocably authorizes and empowers the Lenders the circumstances set forth in Section 2(b)(ii), to demand, sue for, and collect and receive every such payment or distribution referred to in such Section and give acquittance therefor, and file

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claims and proofs and claim, and to the claims of the Subordinated Creditor, in any statutory or non-statutory proceedings and take such other proceedings, in the name of the Lenders or in the name of the Subordinated Creditor or otherwise, as the Lenders may deem necessary or advisable for the enforcement of the provisions of this Agreement. The Subordinated Creditor hereby agrees, under the circumstances set forth in Section 2(b)(ii), duly and promptly to take such action as may be requested at any time and from time to time by any lender to file appropriate proofs of claim in respect of the Subordinated Obligations, and to execute and deliver such powers of attorney, assignments or proofs of claim or other instruments as may be requested by any Lender in order to enable such Lender to enforce any and all claims upon or in respect of Subordinated Obligations and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Obligations.

     (b) Should any payment or distribution or security, or the proceeds of any thereof, be collected or received by the Subordinated Creditor in respect of the Subordinated Obligations, and such collection or receipt is not expressly permitted hereunder, the Subordinated Creditor will forthwith turn over the same to the Lensers in the form received (except for the endorsement or the assignment of the Subordinated Creditor when necessary) and, until so turned over, the same shall be held in trust by the Subordinated Creditor as the property of the Lenders.

     (c) Subject to the payment in full of the Senior Obligations, the Subordinated Creditor shall be subrogated to the rights of the Lenders to receive payments or distributions of assets of the Borrower made on the Senior Obligations until the Senior Obligations shall be paid in full; and, for the purposes of such subrogation, payment or distributions to the Lenders of any cash, property or securities to which the Subordinated Creditor would be entitled except for the provisions of this Agreement shall, as between the Borrower and its creditors other than the Lenders and the Subordinated Creditor, be deemed to be a payment by the Borrower to or on account of Subordinated Obligations, it being understood that the provisions of this Agreement are, and intended solely, for the purpose of defining the relative rights of the Subordinated Creditor, on the one hand, and the Bank, on the other hand.

     SECTION 4.

     The Subordinated Creditor represents and warrants to the Lenders that:

     (a) The Subordinated Note has been issued to it for the good and valuable consideration, is owned by the Subordinated Creditor free and clear of any security interest, liens, charges or encumbrances whatsoever arising from, through or under the Subordinated Creditor other than the interest of the Lenders under this Agreement, is payable solely and exclusively to the Subordinated Creditor and to no other person, firm, corporation or other entity, without deduction for any defense, offset or counterclaim, and constitutes the only evidence of the obligations evidenced thereby;

     (b) The Subordinated Creditor has full power, authority and legal right to execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Subordinated

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Creditor, does not require and stockholder
approval or approval or consent of any trustee or holders of any indebtedness or obligations of the Subordinated Creditor and will not violate any provisions of law, governmental regulation, order or decree of any provision of the certificate of incorporation, the by-law, or any preferred stock of the Subordinated Creditor or any provision of any indenture, mortgage, contract or other Agreement to which the Subordinated Creditor is a party or by which it is bound;

     (c) No consent, license, approval or authorization of, or registration or declaration with any governmental instrumentality, domestic or foreign, is required in connection with the execution, delivery and performance by the Subordinated Creditor of this Agreement; and

     (d) This Agreement constitutes a legal, valid and binding obligation of the Subordinated Creditor enforceable in accordance with its terms.

     SECTION 5.

     The Subordinated Creditor consents that, without the necessity of any reservation of rights against the Subordinated Creditor, and without notice to or further assent by the Subordinated Creditor, any demand for payment of any Senior Obligation made by the Lenders may be rescinded in whole or in part by the Lenders and any Senior Obligation may be continued, and the Senior Obligations, or the liability of the Borrower or any other party upon or for any part thereof, or any collateral security or guaranty therefor, or right of offset with respect thereto, or any obligation or liability of the Borrower or any other party under any Senior Credit Agreement, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered or released by the Lenders and any Senior Credit Agreement and any Senior Note and any document or instrument evidencing or governing the terms of any Senior Obligations or any collateral security documents or guaranties or documents in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lenders may deem advisable from time to time, and any collateral security at any time held by the Lenders for the payment of any of the Senior Obligations may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by the Subordinated Creditor, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. The Subordinated Creditor waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by the Lenders upon this Agreement, and the Senior Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the Borrower and the Lenders shall be deemed to have been consummated in reliance upon this Agreement. The Subordinated Creditor acknowledges and agrees that the Lenders has relied upon the subordination provided for herein in entering into the Senior Credit Agreements and in making funds available to the Borrower thereunder. The Subordinated Creditor waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default.

     SECTION 6.

     The Subordinated Creditor will not (i) sell, assign or otherwise transfer, in whole or in part, the Subordinated Note or any interest therein to any other person or entity (a "Transferee") or (ii) create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Note in favor of any Transferee unless, in either case, such Transferee expressly acknowledges to the Lenders in writing the subordination provided for herein and agrees to be bound by all of the terms hereof.

     SECTION 7.

     The Subordinated Creditor hereby confirms that, regardless of the relative times of attachment or perfection thereof or the order of filing of financing statement, mortgages ar other Security Documents, or anything in this Agreement or the Subordinated Security Agreement to the contrary, the security interests and liens granted or to be granted from time to time pursuant to the Senior Creditor Agreements, or any of them, shall in all respects be first and senior security interests and liens, superior to any security interests and liens granted to be granted to the Subordinated Creditor in assets of, or ownership interests in, the Borrower pursuant to the Subordinated Security Agreement or otherwise, it being the express intention of the parties that, notwithstanding anything in this Agreement or the Subordinated Security Agreement to the contrary, all liens and security interests granted to any lender from time to time shall be prior and superior to any liens or security interests granted to the Subordinated Creditor. In foreclosing on its security interests and liens in the Collateral, so long as the relevant Lender proceeds in a commercially reasonable manner, such lender may proceed to foreclose on such Lender's security interests and liens in any manner which such lender, in its sole discretion, chooses even though a higher price might have been realized if such Lender had proceeded to foreclose on such Lender's security interests or liens in another manner. Without limiting any of the rights (including any of the foreclosure rights) of any Lender under any of the Senior Credit Agreements or under the provisions of any applicable law, each Lender shall have the right , exercisable at any time, and the Subordinated Creditor does hereby agree upon request by such lender to release or discharge any and all security interests in, and liens upon, all or any part of the Collateral under any of the Senior Credit Agreements or under any of the agreements securing the Subordinated Obligations, provided that such lender believes in good faith that any released or discharged Collateral is being sold or transferred either (a) in the ordinary course of business, or (b) following the occurrence and during the continuance of a Default or Event of Default under one or more of the Senior Credit Agreements or the indebtedness secured thereby, or a default under or breach of the Forbearance Agreement, for the consideration believed by such Lender to be reasonably equivalent to the fair value of such property, provided that the proceeds of any such sale under the clause (b) shall be applied to prepay Senior Obligations. Without limiting the foregoing and without implying that any lender is obligated to undertake any special investigation with respect to its good faith belief as to the fair value of any property, the parties hereby to be bound as to the fair value of any property as determined by any independent appraisal of such property that may be conducted at the request of any Lender. The cost of any such appraisal shall be borne by the Borrower and shall constitute Senior obligations. The Subordinated Creditor and each remedies under the Subordinated Security Agreement are subject and Subordinated to the rights and remedies of the senior lender in accordance with the provisions hereof and, without limiting the foregoing, further agrees that Subordinated Creditor and each subsequent holder shall not take any action that is inconsistent with the provisions hereof. The Subordinated Creditor and each subsequent holder of the Subordinated Obligations shall provide the Lenders with a copy of any notice given by the Subordinated Creditor and each subsequent holder of the Subordinated Note to the Borrower in connection with the Subordinated Obligations or under the documents relating to the Subordinated Obligations. The Subordinated Creditor further agrees that it shall not take a lien against any collateral other than pursuant to the Subordinated Security Agreement.

     SECTION 8.

     (a) No failure to exercise, and no delay in exercising on the part of the Lenders (or any agent therefor), from time to time, any right, power or privilege under this Agreement or any of the Senior Obligations shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power of privilege under this Agreement preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement and in any agreement relating to any of the Senior Obligations and all other agreements, instruments and documents referred to in any of the foregoing are cumulative and shall not be exclusive of any rights or remedies provided by law.

     (b) The Subordinated Creditor agrees to execute and deliver such further documents and to do such other acts and things as the Lenders may reasonably request in order fully to effect the purposes of this Agreement.

     (c) Any notice, request, demand, statement or consent desired or required to be given hereunder shall be in writing and shall be delivered by hand, sent by certified mail, return receipt requested, sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, or sent by facsimile transmission, and shall be deemed given when actually delivered, if delivered by hand, upon receipt, if sent by certified mail, the next Business Day after being placed in the possession of an overnight delivery service, if sent by an overnight delivery service or if sent by facsimile transmission, when electronic indication of receipt is received, addressed as set forth below the addressee's signature on the signature pages of this Agreement or to such other address as may hereafter be notified by the respective parties hereto.

     (d) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, THE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     (e) The subordination provisions contained herein are for the benefit of the Lenders and its successor and assigns as holders from time to time of the Senior Obligations and may not de rescinded or canceled or modified in any way; nor, unless otherwise expressly provided for herein, may any provision of this Agreement be waived or changed without the express prior written consent of the Lenders.

     (f) The Subordinated Creditor will cause the Subordinated Note to bear upon its face a statement or legend to the effect that such Note is subordinate and junior in right of payment to the Senior Obligations in the manner and to the extent herein set forth.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                       VIEW TECH, INC.



                                       By /s/ Robert G. Hatfield
                                          ------------------------
                                        Name:  ROBERT G. HATFIELD
                                        Title: CEO

                                       Address:

                                       950 Flynn Road
                                       Camarillo, CA 93012

                                       Attention:______________

                                       THE FIRST NATIONAL BANK OF BOSTON



                                        By /s/ Barbara S. Raymond
                                          ----------------------------
                                         Name: BARBARA S. RAYMOND
                                         Title: VICE PRESIDENT

                                       Address:

                                       100 Federal Street
                                       Boston, MA 02110
                                       Attention:

                                       BANCBOSTON LEASING, INC.

                                       By /s/ Robert M. Thomas
                                          ----------------------------
                                        Name: ROBERT M. THOMAS
                                        Title: VICE PRESIDENT

                                       Address:

                                       100 Federal Street
                                       Boston, MA 02110

                                       Attention:

                                       USTELECENTERS, INC.



                                       By /s/ Franklin A. Reece III
                                          ----------------------------
                                        Name: FRANKLIN A. REECE III
                                        Title: PRESIDENT & CHAIRMAN

                                       Address:

                                       745 Atlantic Ave.
                                       Boston, MA 0211

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